EXHIBIT 21

SUBSIDIARIES OF THE COMPANY

The following is a list of subsidiaries of the Company as of December 31, 2001, omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.

NAME	WHERE INCORPORATED

412357 Ontario Inc.	Canada

A S Ruffel (Mozambique) Limitada	Mozambique

A S Ruffel (Private) Ltd.	Zimbabwe

A.S. Ruffel (Proprietary) Limited	South Africa

A/O Pfizer	Russia

Adams (Thailand) Limited	Thailand

Adams Panama, Sociedad Anonima	Panama

Adams Spain S.L.	Spain

Adams, S.A.	Argentina

Adenylchemie GmbH	Germany

Agouron Pharmaceuticals (Canada) Inc.	Canada

Agouron Pharmaceuticals (Europe) Limited	United Kingdom

Agouron Pharmaceuticals, Inc.	United States

American Chicle Company	United States

American Food Industries, Inc.	United States

AMS Medical Systems AG	Switzerland

Anaderm Research Corp.	United States

Andean Services SA	Colombia

Bioindustria Farmaceutici S.r.l.	Italy

Biorell GmbH	Germany

C.P. Pharmaceuticals International C.V.	Netherlands

Cachou Lajaunie	France

Capsugel (France)	France

Capsugel AG/SA/Ltd.	Switzerland

Capsugel Japan Inc.	Japan

Charwell Pharmaceuticals Limited	United Kingdom

Chicle Adams S.A.	Colombia

Chicle Adams, S.A.	Venezuela

Clark Gum Company Morocco	Morocco

Community Care Health Solutions Inc.	United States

Community Health Care Solutions LLC	United States

Compania Distribuidora Del Centro, S.A. de C.V.	Mexico

Compania Parke-Davis, Sociedad Anonima	Guatemala

Consumer Health Products (Minority Interests) Company	United Kingdom

Davis Medica, Sociedad Limitada	Spain

Dismercasa de Panama, S.A.	Panama

Dismercasa, S.A. de C.V.	El Salvador

Distribuidora Mercantil Centro Americana, S.A.	United States

Duchem Laboratories Limited	India

Empresas Warner Lambert S.A.	Chile

Euronett, Inc.	United States

Eversharp Canada Inc.	Canada

NAME	WHERE INCORPORATED

Eversharp de Mexico S.A. de C.V.	Mexico

Exchic C.A. Limited	Bermuda

Farkemo S.r.l.	Italy

Farminova, Produtos Farmaceuticos de Inovacao, Lda	Portugal

Godecke GmbH	Germany

Godecke OTC Beteiligungs GmbH	Germany

Grupo Warner Lambert Mexico, S. de R.L. De C.V.	Mexico

Health Care Ventures, Inc.	United States

Healthcare Market Research	United States

Heinrich Mack Nachf. G.m.b.H. & Co. KG	Germany

HII Holding, LLC	United States

Hilena Biologische und Chemische Erzeugnisse GmbH	Germany

International Affiliated Corporation	United States

International Affiliated Holdings B.V.	Netherlands

International Capsule Co., Ltd.	Thailand

International Company for Gum and Confectionery

(INCOGUM) SAE	Egypt

Inter-World Insurance Company Limited	Bermuda

Invicta Farma, S.A.	Spain

Irish PIH Sub	Ireland

Island Pharmaceuticals Limited	Ireland

Jouveinal Holland B.V.	Netherlands

Keystone Chemurgic Corp.	United States

Laboratoire Beral	France

Laboratoires Pfizer S.A.	Morocco

Laboratorios Laprofa, Sociedad Anonima	Guatemala

Laboratorios Parke Davis, S.L.	Spain

Laboratorios Pfizer Lda	Portugal

Laboratorios Pfizer Ltda.	Brazil

Laboratorios Substantia, S.A.	Venezuela

Lambert & Feasley, Inc.	United States

Lambert Chemical Company Limited	United Kingdom

Leema Chemicals & Cosmetics Pvt. Ltd.	India

LOH Irish Sub Limited	Ireland

Losbanos Ltd.	Ireland

Lothian V SA	Belgium

MED Urological, Inc.	United States

Medicaps	France

Med-Tech Ventures, Inc.	United States

Meito Adams Co., Ltd.	Japan

MTG Divestiture	France

MTG Divestitures Handels GmbH	Austria

MTG Divestitures Inc.	United States

MTG Divestitures Limited	United Kingdom

MTG Divestitures Pty Ltd.	Australia

N. V. Wilkinson Sword S.A.	Belgium

Nefox Farma, S.A.	Spain

Nostrum Farma, S.A.	Spain

O.C.T. (Thailand) Ltd.	Thailand

Omni Laboratories Inc.	Canada

Ordev	France

NAME	WHERE INCORPORATED

Orsim	France

P.T. Warner Lambert Indonesia	Indonesia

PanServ Personalberatungs und Anzeigenservice GmbH	Germany

Pardev	France

Parke Davis & Co. Limited	Jersey, Channel Islands

Parke Davis Accumulation Plan Pty Ltd.	Australia

Parke Davis Corporation	Taiwan

Parke Davis Defined Benefits Plan Pty Ltd.	Australia

Parke Davis Del Ecuador C.A	Ecuador

Parke Davis ESUT Pty Ltd.	Australia

Parke Davis European Distributors Limited	Ireland

Parke Davis International Limited	Bahamas

Parke Davis Productos Farmaceuticos Lda	Portugal

Parke Davis Pty Ltd.	Australia

Parke Davis Zaire S.P.R.L.	Zaire

Parke, Davis & Company	United States

Parke, Davis & Company Limited	Pakistan

Parke-Davis (Thailand) Limited	Thailand

Parke-Davis Afrique de L’Ouest	Senegal

Parke-Davis GmbH	Germany

Parke-Davis Korea Limited	Korea

Parke-Davis Manufacturing Corp.	United States

Parke-Davis S.p.A.	Italy

Parke-Davis Sales Corporation	Virgin Islands

P-D Co., Inc.	United States

Pfidev	France

Pfidev 2	France

Pfidev3	France

Pfizer	France

Pfizer (Ireland)	Ireland

Pfizer (Malaysia) Sdn. Bhd	Malaysia

Pfizer (Namibia) (Proprietary) Limited	Namibia

Pfizer A.B.	Sweden

Pfizer A.G.	Switzerland

Pfizer A/S	Norway

Pfizer Adams — Produtos de Confeitaria, Lda	Portugal

Pfizer Africa Middle East Company for Pharmaceuticals,

Veterinary and Chemicals Products	Egypt

Pfizer Agricare Pty. Ltd.	Australia

Pfizer Algerie Sante et Nutrition Animale	Algeria

Pfizer Animal Health B.V.	Netherlands

Pfizer Animal Health Korea Ltd.	South Korea

Pfizer Animal Health S.A.	Belgium

Pfizer Antilles Holdings N.V.	Netherlands Antilles

Pfizer ApS	Denmark

Pfizer Asia Pacific Pte Ltd.	Singapore

Pfizer B.V.	Netherlands

Pfizer Beteiligungs G.m.b.H.	Germany

Pfizer BSP Holdings	Belgium

Pfizer Canada Inc.	Canada

Pfizer Century Holdings	Ireland

NAME	WHERE INCORPORATED

Pfizer CHC GmbH	Germany

Pfizer Cia Ltda.	Ecuador

Pfizer Commercial Holdings Limited	Isle of Man

Pfizer Consumer GmbH	Germany

Pfizer Consumer Health Care Mexico, S. de R. L.	Mexico

Pfizer Consumer Health Care S.r.l.	Italy

Pfizer Consumer Health Products Company	United Kingdom

Pfizer Consumer Healthcare	Ireland

Pfizer Consumer Healthcare	United Kingdom

Pfizer Consumer Healthcare S.Com.p.A.	Spain

Pfizer Coordination Center	Morocco

Pfizer Corporation	Panama

Pfizer Corporation Austria G.m.b.H.	Austria

Pfizer Deutschland GmbH	Germany

Pfizer Distribution Company	Ireland

Pfizer Egypt S.A.E.	Egypt

Pfizer Enterprises Inc.	United States

Pfizer European Service Center N.V.	Belgium

Pfizer Export Company	Ireland

Pfizer Finance GmbH & Co. KG	Germany

Pfizer Finance Verwaltungs GmbH	Germany

Pfizer Fundings International	Ireland

Pfizer G.m.b.H.	Germany

Pfizer Global Holdings B.V.	Netherlands

Pfizer Group Limited	United Kingdom

Pfizer H.C.P. Corporation	United States

Pfizer Health Solutions Inc.	United States

Pfizer Hellas, A.E.	Greece

Pfizer Holding France	France

Pfizer Holding Mexico, S. de R.L. de C.V.	Mexico

Pfizer Holding und Verwaltungs G.m.b.H.	Germany

Pfizer Holdings B.V.	Netherlands

Pfizer Holdings Europe	Ireland

Pfizer Holdings Ireland	Ireland

Pfizer Holdings Netherlands B.V.	Netherlands

Pfizer Holdings Turkey Limited	Isle of Jersey

Pfizer Hong Kong Ltd.	Hong Kong

Pfizer Ilaclari Limited Sirketi	Turkey

Pfizer International Bank Europe	Ireland

Pfizer International Corporation	Panama

Pfizer International Holdings Limited	Ireland

Pfizer International Inc.	United States

Pfizer International Luxembourg S.A.	Luxembourg

Pfizer Inventory Co.	United States

Pfizer Ireland Pharmaceuticals	Ireland

Pfizer Ireland Ventures	Ireland

Pfizer Italia S.r.l.	Italy

Pfizer Italiana S.r.l.	Italy

Pfizer Jersey Capital Limited	Isle of Jersey

Pfizer Jersey Company Limited	Isle of Jersey

Pfizer Jersey Finance Limited	Isle of Jersey

NAME	WHERE INCORPORATED

Pfizer Laboratories (Proprietary) Limited	South Africa

Pfizer Laboratories Korea Limited	South Korea

Pfizer Laboratories Limited	Kenya

Pfizer Laboratories Limited	New Zealand

Pfizer Laboratories Limited	Pakistan

Pfizer Limitada	Angola

Pfizer Limited	Tanzania

Pfizer Limited	Thailand

Pfizer Limited	Uganda

Pfizer Limited	United Kingdom

Pfizer Ltd.	Taiwan

Pfizer Luxco Productions S.A.R.L.	Luxembourg

Pfizer Luxco Ventures SARL	Luxembourg

Pfizer Luxembourg S.A.	Luxembourg

Pfizer Manufacturing Ireland	Ireland

Pfizer Manufacturing LLC	United States

Pfizer Medical Systems, Inc.	United States

Pfizer Medical Technology Group (Belgium) N.V.	Belgium

Pfizer Medical Technology Group (Netherlands) B.V.	Netherlands

Pfizer Medical Technology Group Aktiebolag	Sweden

Pfizer Medical Technology Group Limited	United Kingdom

Pfizer Medical Technology Group Pension Trustees Limited	United Kingdom

Pfizer Overseas, Inc.	United States

Pfizer Oy	Finland

Pfizer Pension Trustees (Ireland) Limited	Ireland

Pfizer Pension Trustees Ltd.	United Kingdom

Pfizer Pharm Algerie	Algeria

Pfizer Pharmaceutical Trading Limited Liability Company

(a/k/a Pfizer Kft. or Pfizer LLC)	Hungary

Pfizer Pharmaceuticals B.V.	Netherlands

Pfizer Pharmaceuticals Inc.

(a/k/a Pfizer Seiyaku Kabushiki Kaisha (PSK))	Japan

Pfizer Pharmaceuticals Israel Ltd.	Israel

Pfizer Pharmaceuticals Jersey Limited	Isle of Jersey

Pfizer Pharmaceuticals Korea Limited	South Korea

Pfizer Pharmaceuticals Limited	Cayman Islands, British West Indies

Pfizer Pharmaceuticals LLC	United States

Pfizer Pharmaceuticals Ltd.	People’s Republic of China

Pfizer Pharmaceuticals Production Corporation	Panama

Pfizer Pharmaceuticals Production Corporation Limited	Isle of Man

Pfizer Pharmaceuticals Tunisie Sarl	Tunisia

Pfizer Pharmaceuticals, Inc.	United States

Pfizer Pigments Inc.	United States

Pfizer Polska Sp. z.o.o.	Poland

Pfizer Private Limited	Singapore

Pfizer Production LLC	United States

Pfizer Products Inc.	United States

Pfizer Pty Ltd.	Australia

Pfizer Research and Development Company N.V. / S.A.	Belgium / Ireland

Pfizer Ringaskiddy Production Company	Isle of Man

Pfizer S.A.	Belgium

NAME	WHERE INCORPORATED

Pfizer S.A.	Colombia

Pfizer S.A.	Costa Rica

Pfizer S.A.	Peru

Pfizer S.A.	Venezuela

Pfizer S.G.P.S. Lda	Portugal

Pfizer S.R.L.	Argentina

Pfizer s.r.o.	Czech Republic

Pfizer Saidal Manufacturing	Algeria

Pfizer Sante Grand Public	France

Pfizer Service Company Ireland	Ireland

Pfizer Services 1	France

Pfizer Services 2	France

Pfizer Servicios de Mexico, S.A. de C.V.	Mexico

Pfizer Specialties Limited	Nigeria

Pfizer Technologies Ltd.	United Kingdom

Pfizer Tunisie	Tunisia

Pfizer UK Group Limited	United Kingdom

Pfizer Ventures Limited	Isle of Jersey

Pfizer Warner Lambert Luxembourg S.A.R.L.	Luxembourg

Pfizer Warner-Lambert llac Sanayi ve Ticaret Limited Sirketi	Turkey

Pfizer Zona Franca S.A.	Costa Rica

Pfizer, Inc.	Philippines

Pfizer, S.A.	Spain

Pfizer, S.A. de C.V.	Mexico

Pfizer, S.A., S. en C.	Spain

PII (Gibraltar) Limited	Gibraltar

Plaistow Limited	Ireland

PQI Inc.	Canada

Productos Adams C.A.	Ecuador

Programmable Pump Technologies, Inc.	United States

PT. Capsugel Indonesia	Indonesia

PT. Pfidex Pharma	Indonesia

PT. Pfizer Indonesia Tbk	Indonesia

Quigley Company Inc.	United States

Renrall Limited	United States

Renrall Y.K.	Japan

Ribex S.r.l.	Italy

Rivepar	France

Roerig A.B.	Sweden

Roerig B.V.	Netherlands

Roerig S.A.	Chile

Roerig, Inc.	Philippines

Roerig, Produtos Farmaceuticos, Lda	Portugal

Roerig, S.A.	Venezuela

S.D. Investments Pty. Ltd.	Australia

Schick & Wilkinson Sword International B.V.	Netherlands

Schick & Wilkinson-Sword Holding B.V.	Netherlands

Schick (Malaysia) SDN BHD	Malaysia

Schick (Singapore) Private Limited	Singapore

Schick Asia Limited	Cayman Islands, British West Indies

Schick Nederland B.V.	Netherlands

NAME	WHERE INCORPORATED

Schick North America, Inc.	United States

Shiley Incorporated	United States

Shiley International	United States

Shiley Ltd.	United Kingdom

Sinergis Farma-Produtos Farmaceuticos, Lda	Portugal

Site Realty, Inc.	United States

Smith Brothers Cough Drops Canada Ltd.	Canada

SmithKline Animal Health (Proprietary) Limited	South Africa

SmithKline Animal Health (SWA) (Pty) Ltd.	Namibia

SmithKline Beecham Animal Health (Taiwan) Limited	Taiwan

Societe Nouvelle Des Pastilles De Vichy	France

Solinor Inc.	United States

Solinor Luxembourg SARL	Luxembourg

Substantia	France

Suzhou Capsugel Ltd.	People’s Republic of China

Tabor Corporation	United States

Tetra GmbH	Germany

Tetra Heimtierbedarf Verwaltungs G.m.b.H.	Germany

Tetra K.K.	Japan

Tetra Werke Holding GmbH, Berlin	Germany

The Kodiak Company Ltd.	Bermuda

Thorney Company	Ireland

Unicliffe Limited	United Kingdom

Viagra Limited	United Kingdom

Vinci Farma, S.A.	Spain

W&A (Wilkinson & Arnold) Grundsticksverwaltungs GbR, Solingen	Germany

Wafin SRL	Italy

Warner Lambert (NZ) Limited	New Zealand

Warner Lambert (Taiwan) Limited	Taiwan

Warner Lambert (UK) Limited	United Kingdom

Warner Lambert (Zimbabwe) (Private) Limited	Zimbabwe

Warner Lambert Company (Malaysia) SDN BHD	Malaysia

Warner Lambert Consumer Healthcare Pty Limited (New Zealand)	New Zealand

Warner Lambert Consumer Healthcare Pty Ltd.	Australia

Warner Lambert de Venezuela, S.A.	Venezuela

Warner Lambert Del Uruguay S.A.	Uruguay

Warner Lambert Distribuidora, S.A. DE C.V.	Mexico

Warner Lambert Dominicana, S.A.	Dominican Republic

Warner Lambert Pakistan (Private) Limited	Pakistan

Warner Lambert Peru S.A.	Peru

Warner Lambert Plaistow Manufacturing (Partnership)	Ireland

Warner Lambert Poland Sp.z.o.o.	Poland

Warner Lambert Pty Limited	Australia

Warner Lambert Research and Development Ireland Ltd.	Ireland

Warner Lambert SAL	Lebanon

Warner-Lambert (Belgium) N.V.	Belgium

Warner-Lambert (East Africa) Limited	Kenya

Warner-Lambert (Guangzhou) Limited	People’s Republic of China

Warner-Lambert (Kenya) Limited	Kenya

Warner-Lambert (Nigeria) Limited	Nigeria

Warner-Lambert (Singapore) Private Limited	Singapore

NAME	WHERE INCORPORATED

Warner-Lambert (Tanzania), Limited	Tanzania

Warner-Lambert (Thailand) Limited	Thailand

Warner-Lambert (West Indies) Ltd.	Jamaica, West Indies

Warner-Lambert A.E.	Greece

Warner-Lambert Bolivia S.A.	Bolivia

Warner-Lambert Caribbean Corporation	Virgin Islands

Warner-Lambert Company	United States

Warner-Lambert Company AG	Switzerland

Warner-Lambert Consumer Health Products (Eastleigh) Company	United Kingdom

Warner-Lambert Consumer Healthcare B.V.	Netherlands

Warner-Lambert Consumer Healthcare cva	Belgium

Warner-Lambert Consumer Products GmbH & Co. KG	Germany

Warner-Lambert Cork Limited	Cayman Islands, British West Indies

Warner-Lambert de Costa Rica, S. A	Costa Rica

Warner-Lambert De El Salvador, S.A. De C.V.	El Salvador

Warner-Lambert de Honduras, Sociedad Anonima	Honduras

Warner-Lambert de Nicaragua, S.A.	Nicaragua

Warner-Lambert de Panama, Sociedad Anonima	Panama

Warner-Lambert de Puerto Rico, Inc.	Puerto Rico

Warner-Lambert Europaische Beteiligungs GmbH	Germany

Warner-Lambert GmbH	Germany

Warner-Lambert Guatemala, Sociedad Anonima	Guatemala

Warner-Lambert Healthcare Company	United Kingdom

Warner-Lambert Hungary KFT	Hungary

Warner-Lambert Inc.	Japan

Warner-Lambert India Private Limited	India

Warner-Lambert Industria e Comercio Limitada	Brazil

Warner-Lambert International Company	United States

Warner-Lambert International N.V.	Netherlands Antilles

Warner-Lambert Ireland	Ireland

Warner-Lambert LLC	United States

Warner-Lambert Manufacturing (Ireland) Ltd.	Cayman Islands, British West Indies

Warner-Lambert Pottery Road Limited	Ireland

Warner-Lambert SA (Proprietary) Limited	South Africa

Warner-Lambert Trading Company Limited	Hong Kong

Warner-Lambert, S.A.	United States

W-C Laboratories, Inc.	United States

Wilcox Sweets (Proprietary) Limited	South Africa

Wilkinson Sword — Artigos de Higiene Lda	Portugal

Wilkinson Sword (1999) Limited	United Kingdom

Wilkinson Sword Gesellschaft GmbH	Austria

Wilkinson Sword GmbH	Germany

Wilkinson Sword Limited	United Kingdom

Wilkinson Sword Nederland B.V.	Netherlands

Wilkinson Sword S.p.A.	Italy

Wilkinson Sword Spolka z organiczona odpowiedzialnoscia	Poland

Wilkinson Sword Tras Urunteri Ticaret L.S.	Turkey

Wilkinson Sword Verwaltungs-GmbH (WS Old Co)	Germany

Wilkinson Sword. S.A.E.	Spain

Willant N.V.	Netherlands Antilles

Willinger Bros., Inc.	United States

NAME	WHERE INCORPORATED

W-L (Europe)	United Kingdom

W-L (Italy)	United Kingdom

W-L (Portugal)	United Kingdom

W-L (Spain)	United Kingdom

WL Cumbica LLC	United States

W-L Holding	France

WW-G (UK) Limited	United Kingdom

Zalmplaat Holding B.V.	Netherlands

Zoomedica Frickhinger GmbH	Germany